                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2005


                           CENTRAL FEDERAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-25045              34-1877137
          --------                    -------              ----------
(State or other jurisdiction of     (Commission          (IRS Employer
 incorporation)                     File Number)      Identification Number)


 2923 Smith Road, Fairlawn, Ohio      44333            (330) 666-7979
 -------------------------------      -----            --------------
    (Address of principal           (Zip Code)  (Registrant's Telephone Number)
      executive offices)

                ------------------------------------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On February 2, 2005, the registrant issued a press release announcing the record date, February 8, 2005, and the date of the special stockholders' meeting to approve the reverse stock split, March 14, 2005, as well as other information regarding the "going private" transaction. A copy of the press release is included as Exhibit 99 to this report.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         99  Press release issued on February 2, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Central Federal Corporation

 Date:  February 3, 2005        By:    /s/ Therese Ann Liutkus
                                       -----------------------------------
                                       Therese Ann Liutkus, CPA
                                       Treasurer and Chief Financial Officer